UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (318) 388-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	CTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item. 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2019, CenturyLink, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”), at which the Company’s shareholders voted to, among other things, approve an amendment to the Company’s articles of incorporation, as amended (the “articles of incorporation”), to increase the number of the Company’s authorized shares of common stock from 1,600,000,000 to 2,200,000,000. Following approval by the shareholders, on May 22, 2019, the Company filed articles of amendment to the articles of incorporation with the Secretary of State of Louisiana reflecting such amendment.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the amendment to the Company’s articles of incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    At the Annual Meeting (referred to in Item 5.03 above), there were a total of 1,090,467,932 shares entitled to vote (consisting of 1,090,460,914 shares of common stock and 7,018 shares of Series L preferred stock, which vote together as a single class), of which 951,119,801 shares were present or represented by proxy.

(b)    The Company’s independent inspector of election reported the vote of shareholders at the Annual Meeting as follows:

Proposal 1. Shareholders elected 13 directors to serve until the Company’s 2020 annual meeting of shareholders, based on the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Martha H. Bejar	670,356,541	22,595,977	2,589,514	255,577,769
Virginia Boulet	605,669,116	87,390,435	2,482,481	255,577,769
Peter C. Brown	639,139,343	53,494,902	2,907,787	255,577,769
Kevin P. Chilton	674,910,993	17,932,262	2,698,777	255,577,769
Steven T. Clontz	668,570,259	24,243,263	2,728,510	255,577,769
T. Michael Glenn	672,744,092	20,092,209	2,705,731	255,577,769
W. Bruce Hanks	626,019,696	66,813,737	2,708,599	255,577,769
Mary L. Landrieu	637,382,605	55,711,153	2,448,274	255,577,769
Harvey P. Perry	639,512,895	53,244,697	2,784,440	255,577,769
Glen F. Post, III	631,367,463	61,700,245	2,474,324	255,577,769
Michael J. Roberts	650,400,548	42,421,226	2,720,258	255,577,769
Laurie A. Siegel	632,323,016	60,616,199	2,602,817	255,577,769
Jeffrey K. Storey	677,539,885	15,569,740	2,432,407	255,577,769

Proposal 2. Shareholders ratified the appointment of KPMG LLP as the Company’s independent auditor for 2019, based on the following vote:

For	853,045,813
Against	94,030,672
Abstain	4,043,316
Broker non-votes	N/A

Proposal 3. As described further in Item 5.03 above, shareholders approved an amendment to the Company’s articles of incorporation to increase the number of shares of authorized stock, based on the following vote:

For	876,847,396
Against	68,331,158
Abstain	5,941,247
Broker non-votes	0	*

Proposal 4. Shareholders ratified the Company’s Amended and Restated Section 382 Rights Agreement (as filed with the Securities and Exchange Commission on May 10, 2019), based on the following vote:

For	622,869,563
Against	67,556,131
Abstain	5,116,338
Broker non-votes	255,577,769

Proposal 5. Shareholders did not approve, on an advisory basis, the overall compensation of the Company’s named executive officers (the “say-on-pay” vote), based on the following vote:

For	269,338,005
Against	394,384,690
Abstain	31,819,337
Broker non-votes	255,577,769

Proposal 6. Shareholders rejected a shareholder proposal regarding lobbying activities, based on the following vote:

For	246,487,367
Against	434,595,197
Abstain	14,459,468
Broker non-votes	255,577,769

*	As reported by the Company’s inspector of election.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Articles of Amendment of Articles of Incorporation increasing the authorized shares of common stock, dated as of May 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: May 22, 2019